FINANCIAL STATEMENTS

for the

BUSINESS YEAR

from JANUARY 1 to

DECEMBER 31, 2020

aquila biolabs GmbH

Arnold-Sommerfeld-Ring 2

52499 Baesweiler

HRB 19240 of the Commercial Register Aachen

Note: This is a convenience translation of the German original. Solely the original text in the German language is authoritative.

CONTENTS

In the following, the European number representation is used, i.e. EUR 100.000,00 correspond to one hundred thousand €.

Balance Sheet as at December 31, 2020

aquila biolabs GmbH, Development/Sale of Equipment and Software, 52499 Baesweiler

ASSETS

		12/31/2020 €	12/31/2019 €
A. Fixed assets			
I. Intangible fixed assets			
Purchased concessions, industrial and similar rights and assets and licenses in such rights and assets		5,00	2.050,00
II. Tangible fixed assets			
Other equipment, operating and office equipment		35.117,00	29.364,00
III. Long-term financial asset			
1. Shares in affiliated companies	1.000,00		1.000,00
2. Shareholdings	0,00		0,00
		1.000,00	1.000,00
B. Current assets			
I. Inventories			
1. Raw materials, consumables and supplies	56.924,50		30.011,53
2. Work in progress, orders in progress	5.963,60		3.365,55
3. Finished goods and merchandise	80.147,11		159.113,72
		143.035,21	192.490,80
II. Receivables and other assets			
1. Trade receivables	85.633,93		91.057,96
2. Receivables from affiliated companies	40.967,74		38.285,32
3. Other assets	6.309,29		16.495,61
		132.910,96	145.838,89
III. Cash-in-hand, central bank balances, bank balances and cheques		315.062,20	148.326,16
C. Prepaid expenses		6.314,17	8.574,06
D. Deficit not covered by equity		159.629,04	0,00
		793.073,58	**527.643,91**

EQUITY AND LIABILITIES

		12/31/2020 €	12/31/2019 €
A. Equity			
I. Subscribed equity		58.480,00	58.480,00
II. Capital reserves		1.896.520,00	1.896.520,00
III. Accumulated Losses carried forward		1.518.798,88-	1.152.298,56-
IV. Net loss for the year		595.830,16-	366.500,32-
Uncovered deficit		159.629,04	0,00
Book equity		0,00	436.201,12
B. Provisions			
Other provisions		93.216,88	48.440,30
C. Liabilities			
1. Liabilities to banks	3.218,72		11.844,86
2. Trade payables	28.552,84		20.743,12
3. Other liabilities	668.085,14		10.414,51
		699.856,70	43.002,49
		793.073,58	**527.643,91**

ARETZ- PINHAMMER- PETERS- ZANDER
auditor □ tax advisor
Registered Partnership mbB

Income Statement from January 1 to December 31, 2020

aquila biolabs GmbH, Development/Sale of Equipment and Software, 52499 Baesweiler

	€	2020 €	2019 €
1. Sales		750.915,51	680.724,78
2. Decrease in inventories of finished goods and work in progress		76.368,56-	31.310,71
3. Gross revenue for the period		674.546,95	712.035,49
4. other operating income			
a) Income from reversal of provisions	3.259,50		1.096,66
b) Miscellaneous other operating income	22.300,30		15.404,70
		25.559,80	16.501,36
5. Cost of materials			
a) Cost of raw materials, Consumables and supplies and of purchased merchandise		115.742,01-	120.396,82-
6. Personnel expenses			
a) Wages and salaries	648.571,42-		393.773,25-
b) Social security, post-employment and other Employee benefit costs	135.279,29-		83.351,61-
		783.850,71-	477.124,86-
7. Depreciation and amortisation			
a) Depreciation and amortisation on intangible fixed assets and tangible non-current assets	19.694,67-		17.945,02-
b) Depreciation and amortisation on current assets to the extent that they exceed the usual depreciation - in the corporation	30.000,00-		0,00
		49.694,67-	17.945,02-
8. Other operating Expenses			
a) Room cost	31.263,66-		27.885,91-
b) Insurances, contributions and levies	14.033,05-		11.767,61-
			39.653,52-
Carry forward	45.296,71-	249.180,64-	113.070,15

Income Statement from January 1 to December 31, 2020

aquila biolabs GmbH, Development/Sale of Equipment and Software, 52499 Baesweiler

	€	2020 €	2019 €
Carry forward	45.296,71-	249.180,64-	113.070,15
			39.653,52-
c) Cost of repairs and maintenance	7.289,97-		3.714,77-
d) Vehicle fleet expenses	18.578,77-		21.610,92-
e) Advertising and travel expenses	36.994,23-		107.813,83-
f) Selling and distribution expenses	3.554,98-		5.063,32-
g) Miscellaneous operating costs	211.660,92-		299.210,72-
h) Miscellaneous other operating expenses	303,81-		3.428,15-
		323.679,39-	480.495,23-
9. Other interest and similar income		2.540,62	1.467,12
10. Interest and similar expenses		25.090,75-	129,69-
11. Result after tax		595.410,16-	366.087,65-
12. Other taxes		420,00-	412,67-
13. Net loss for the financial year		595.830,16-	366.500,32-

Notes

I. General information

aquila biolabs GmbH is based in Baesweiler and is registered in the commercial register of Aachen (Registered Number: HRB 19240).

The present annual financial statement has been prepared in accordance with the regulations of the Third Book of the German Commercial Code (§§ 238 et seq. HGB) as amended by the German Accounting Directive Implementation Act so called Bilanzrichtlinie-Umsetzungsgesetz (BilRUG) taking into account the supplementary provisions for corporations (§§ 264 at seq. HGB) and the German Limited Liability Companies Act (GmbHG).

The company assumes that it will continue as a going concern. It is a start-up company which is financed by its shareholders through equity (Private Equity). In the event of a long lasting period of losses the company is dependent on further financial commitment of its shareholders in the medium term in order to continue going concern.

The income statement is structured in the nature of expense format according to § 275 (2) of the German Commercial Code (HGB). As far as a change of account statements should have an affect to the comparability with prior-year-figures, this will be noted under the corresponding item.

According to the size criteria specified in § 267a HGB the company is a small corporation. The relief provided by § 288 HGB have been partly utilized.

II. Accounting and Valuation Policies

The accounting of intangible and tangible fixed assets are balanced at acquisition or manufacturing costs taking into account scheduled depreciation reflecting their useful lives. For intangible fixed assets a straight-line amortisation is chosen. Tangible fixed assets consider straight-line depreciation. Low-value assets with acquisition costs up to € 800,00 are written off in full in the year in which they are acquired and are stated as disposals in the list of assets. Interest expenses are not balanced.

Long term financial assets of € 1.000,00 concern the affiliate aquila biolabs Inc., located 400 Oser Ave 1650, Hauppauge, NY 11788, USA. At the time of preparing the financial statements a result of the company was not available.

Inventories are accounted at acquisition or manufacturing costs. As far as the market values have been lower on closing date, those have been applied. Manufacturing costs include direct material and production costs as well as overheads. Interest expenses have not been included in the manufacturing costs

Accounts receivables and other assets are balanced at nominal value. Receivables denominated in foreign currencies are converted at the mean spot exchange rates as of December 31, 2020. If necessary adjustments were made to the lower fair value.

Cash, liquid funds and prepaid expenses are accounted at nominal value.

Other provisions encompass all risks and contingent liabilities discernible. They are measured with the most likely amount to be paid in accordance to reasonable commercial evaluation.

Liabilities are recorded at their settlement amount on closing date. Liabilities denominates in foreign currencies are recognized at the mean spot exchange rate prevailing on December 31, 2020.

III. Balance Sheet Information

The representation and the development of the fixed assets are shown in a separate Appendix (Fixed Assets Schedule). The depreciation and amortization for the financial year can also be seen.

As in the previous year, receivables and other assets have a residual term of less than one year.

Prepaid expenses consider car tax expenses and insurance expenditure pro rata temporis for financial year 2021.

The amount of receivables with a remaining term of more than one year is € 59.007,74 (Previous Year: € 36.467,12). Taking into account the circumstances of the Corona-Pandemic, the receivables from the US-American affiliate from originally k€ 70 were written down with an amount of k€ 30 caused by the lack of short-term market entry opportunities.

Other Provisions are balanced substantially for personnel costs and expenses for lawyers and for the preparation and the audit for the annual financial statements.

Other liabilities have a residual term of less than one year and relate to trade payables with an amount of € 28.552,84 (2019: € 20.743,12) and to other liabilities with an amount of € 668.085,14 (2019: € 10.414,51).

According to § 274 HGB it was decided not to account deferred taxes as it could be possible according to § 274a No. 4 HGB.

Additional payment to the capital reserves were carried out with € 0,00 (2019: € 300.000,00).

Liabilities have a residual term of less than one year.

Liabilities to shareholders from current offsetting transactions exist with an amount of € 0,00 (2019: € 271,45). In 2020 3 convertible loans totalling € 647.582,03 (2019: € 0,00) with a maturity term of 12 months and an interest rate of 5.50 % p.a. were taken out by investors, which are listed in the balance position of other liabilities.

Trade payables are subject to the customary retention of titles concerning the delivery of inventories.

The other liabilities imply tax liabilities in the amount of € 17.804,70 (2019: € 10.143,06) and social security liabilities in the amount of € 2.698,42 (2019: € 0,00).

Liabilities that are not accounted in the balance sheet refer to financial obligations based on rental and lease contracts at k€ 14 (2019: k€ 24).

IV. Income Statement Information

The income statement has been prepared according to the nature of expenses method.

There was no significant income or expenditure unrelated to the accounting period.

Other operating income includes currency translation gains of € 181,40 (2019: € 657,03). Other operating expenses include currency translation losses about € 115,91 (2019: € 1.105,03).

In contrast to the previous year and due to the Corona-Pandemic there was a fiscal VAT reduction from previously 19 % to 16 % as well as from 7% to 5% until December 31, 2020. This caused additional expenditure and sales accounts with the same purpose but different VAT reference.

Furthermore, due to the Pandemic that short-time allowance was claimed and paid to the employees. Additionally the so called "Corona-Bonus", free of tax and social security obligations and not subject to any progression clauses, could be paid with an amount of € 1.500,00 per person.

V. Other Disclosures

During the financial period from January 1, to December 31, 2020 the average number of employees was 13 (2019: 11).

The management board of aquila biolabs GmbH in 2020 consists of:

Mr. Jens Bayer, Director Marketing and Sales, Köln

Mr. David Frank, Director Production, Herzogenrath

Mr. Konrad Herzog, Director Research and Development, Herzogenrath

Mr. Daniel Grünes, Managing Director, Köln

The members of management board are authorized to represent the company on their own and are exempt from the restrictions set forth in § 181 BGB (German Civil Code).

The exemptions of §§ 274a, 288 HGB and the exemption rule of § 286 Sect. 4 HGB were exercised.

In agreement with the shareholders, the management proposes to summarize the net loss of the financial year of € 595.830,16 with the accumulated losses, that are carried forward with an amount of € 1.518.798,88 and to carry forward the total amount of € 2.114.629,04 to new account.

Baesweiler, April 15 ,2021

Signed	Signed	Signed	Signed
....	....	....	....
Jens Bayer Managing Director	David Frank Managing Director	Konrad Herzog Managing Director	Daniel Grünes Managing Director

Fixed Assets Schedule at December 31, 2020

aquila biolabs GmbH, Development/Sale of Equipment and Software, 52499 Baesweiler

	Acquisition-, - Production-, costs 1/1/2020	Additions	Disposals	Transfers	Acquisition-, Production-, costs 12/31/2020	accumulated depreciation 1/1/2020	Depreciation fiscal year	Disposals	Transfers	accumulated depreciation 12/31/2020	Attributions fiscal year	Book value 12/31/2020
	€	€	€	€	€	€	€	€	€	€	€	€
Fixed assets												
I. Intangible fixed assets												
Purchased concessions, industrial and similar rights and assets and licenses in such rights and assets	9.019,82	0,00	0,00	0,00	9.019,82	6.969,82	2.045,00	0,00	0,00	9.014,82	0,00	5,00
Total intangible assets	9.019,82	0,00	0,00	0,00	9.019,82	6.969,82	2.045,00	0,00	0,00	9.014,82	0,00	5,00
II. Tangible fixed assets												
Other equipment, operating and office equipment	74.052,96	23.402,67	3.874,57	0,00	93.581,06	44.688,96	17.649,67	3.874,57	0,00	58.464,06	0,00	35.117,00
Total tangible fixed assets	74.052,96	23.402,67	3.874,57	0,00	93.581,06	44.688,96	17.649,67	3.874,57	0,00	58.464,06	0,00	35.117,00
III. Long-term financial assets												
1. Shares in affiliated companies	0,00	1.000,00	0,00	0,00	1.000,00	0,00	0,00	0,00	0,00	0,00	0,00	1.000,00
2. Shareholdings	1.000,00	1.000,00-	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00	0,00
Total long-term financial assets	1.000,00	0,00	0,00	0,00	1.000,00	0,00	0,00	0,00	0,00	0,00	0,00	1.000,00
Total fixed assets	84.072,78	23.402,67	3.874,57	0,00	103.600,88	51.658,78	19.694,67	3.874,57	0,00	67.478,88	0,00	36.122,00

FIDAIX

Wirtschaftsprüfung. Steuerberatung. Unternehmensoptimierung.

Appendix 4, 1

Independent Auditor's Report

To aquila biolabs GmbH, Baesweiler

Audit Opinions

We have audited the annual financial statements of aquila biolabs GmbH – which comprise the balance sheet as at December 31, 2020 and the income statement for the financial year from January 01, 2020 to December 31, 2020, and notes to the financial statements, including the presentation of the recognition and measurement policies.

In our opinion, on the basis of the knowledge obtained in the audit, the accompanying annual financial statements comply, in all material respects, with the requirements of German commercial law applicable to business corporations and give a true and fair view of the assets, liabilities and financial position of the Company as at December 31, 2020 and of its financial performance for the financial year from January 01, 2020 to December 31, 2020 in compliance with German Legally Required Accounting Principles.

Pursuant to § 322 Abs. 3 sentence 1 HGB, we declare that our audit has not led to any reservations relating to the legal compliance of the annual financial statements.

Basis for the Audit Opinions

We conducted our audit of the annual financial statements in accordance with § 317 HGB and in compliance with German Generally Accepted Standards for Financial Statement Audits promulgated by the Institut der Wirtschaftsprüfer [Institute of Public Auditors in Germany] (IDW). Our responsibilities under those requirements and principles are further described in the "Auditor's Responsibilities for the Audit of the Annual Financial Statements" section of our auditor's report. We are independent of the Company in accordance with the requirements of German commercial and professional law, and we have fulfilled our other German professional responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions on the annual financial statements.

FIDAIX SCHULER & KOLLEGEN GmbH
Wirtschaftsprüfungsgesellschaft
Steuerberatungsgesellschaft
Pascalstraße 14 · 52076 Aachen
Tel. +49 (0) 24 08 - 92 57 50
Fax +49 (0) 24 08 - 92 57 59
office@fidaix.de · www.fidaix.de
Amtsgericht Aachen · HRB 15223

Prof. Dr. Roland U. Schuler
Wirtschaftsprüfer
Steuerberater
Geschäftsführer

Dipl.-Kffr. Brigitte Schuler
Wirtschaftsprüferin
Steuerberaterin
Geschäftsführerin

Ingo Linn
Steuerberater
*Geschäftsführer**

Swen Jünger, M.A.
Steuerberater · Prokurist

*Fachberater für Unternehmensnachfolge (DStV e.V.)

PrimeGlobal

Zertifiziertes QM-System VQZ Bonn

Material uncertainty related to the going concern assumption

We refer to the disclosure in the notes in which the legal representatives describe that the start-up company is financed through the equity of its shareholders and that there is dependence on further financial commitment of the shareholders in the case of a continuing loss situation. As stated in the notes, these circumstances indicate the existence of a material uncertainty that may cast significant doubt about the company's ability to continue as going concern and that represents a going concern risk within the meaning of § 322 section 2 sentence 3 HGB. Our audit opinion is not modified with respect to this matter.

Responsibilities of the Executive Directors for the Annual Financial Statements

The executive directors are responsible for the preparation of the annual financial statements that comply, in all material respects, with the requirements of German commercial law applicable to business corporations, and that the annual financial statements give a true and fair view of the assets, liabilities, financial position and financial performance of the Company in compliance with German Legally Required Accounting Principles. In addition, the executive directors are responsible for such internal control as they, in accordance with German Legally Required Accounting Principles, have determined necessary to enable the preparation of annual financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the annual financial statements, the executive directors are responsible for assessing the Company's ability to continue as a going concern. They also have the responsibility for disclosing, as applicable, matters related to going concern. In addition, they are responsible for financial reporting based on the going concern basis of accounting, provided no actual or legal circumstances conflict therewith.

FIDAIX SCHULER & KOLLEGEN GmbH
Wirtschaftsprüfungsgesellschaft
Steuerberatungsgesellschaft
Pascalstraße 14 · 52076 Aachen
Tel. +49 (0) 24 08 · 92 57 50
Fax +49 (0) 24 08 · 92 57 59
office@fidaix.de · www.fidaix.de
Amtsgericht Aachen · HRB 15223

Prof. Dr. Roland U. Schuler
Wirtschaftsprüfer
Steuerberater
Geschäftsführer

Dipl.-Kffr. Brigitte Schuler
Wirtschaftsprüferin
Steuerberaterin
Geschäftsführerin

Ingo Linn
Steuerberater
*Geschäftsführer**

Swen Jünger, M.A.
Steuerberater · *Prokurist*

*Fachberater für Unternehmensnachfolge (DStV e.V.)

PrimeGlobal

Zertifiziertes QM-System VQZ Bonn

Auditor's Responsibilities for the Audit of the Annual Financial Statements

Our objectives are to obtain reasonable assurance about whether the annual financial statements as a whole are free from material misstatement, whether due to fraud or error, as well as to issue an auditor's report that includes our audit opinions on the annual financial statements.

Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with § 317 HGB and in compliance with German Generally Accepted Standards for Financial Statement Audits promulgated by the Institut der Wirtschaftsprüfer (IDW) will always detect a material misstatement. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these annual financial statements.

We exercise professional judgment and maintain professional skepticism throughout the audit. We also:

- Identify and assess the risks of material misstatement of the annual financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our audit opinions. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal controls.
- Obtain an understanding of internal control relevant to the audit of the annual financial statements, in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an audit opinion on the effectiveness of these systems of the Company.
- Evaluate the appropriateness of accounting policies used by the executive directors and the reasonableness of estimates made by the executive directors and related disclosures.
- Conclude on the appropriateness of the executive directors' use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company's ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in the auditor's report to the related disclosures in the annual financial statements or, if such disclosures are inadequate, to modify our respective audit opinions. Our conclusions are

FIDAIX SCHULER & KOLLEGEN GmbH
Wirtschaftsprüfungsgesellschaft
Steuerberatungsgesellschaft
Pascalstraße 14 · 52076 Aachen
Tel. +49 (0) 24 08 - 92 57 50
Fax +49 (0) 24 08 - 92 57 59
office@fidaix.de · www.fidaix.de
Amtsgericht Aachen · HRB 15223

Prof. Dr. Roland U. Schuler
Wirtschaftsprüfer
Steuerberater
Geschäftsführer

Dipl.-Kffr. Brigitte Schuler
Wirtschaftsprüferin
Steuerberaterin
Geschäftsführerin

Ingo Linn
Steuerberater
*Geschäftsführer**

Swen Jünger, M.A.
Steuerberater · *Prokurist*

*Fachberater für Unternehmensnachfolge (DStV e.V.)

PrimeGlobal

VQZ Bonn

based on the audit evidence obtained up to the date of our auditor's report. However, future events or conditions may cause the Company to cease to be able to continue as a going concern.

- Evaluate the overall presentation, structure and content of the annual financial statements, including the disclosures, and whether the annual financial statements present the underlying transactions and events in a manner that the annual financial statements give a true and fair view of the assets, liabilities, financial position and financial performance of the Company in compliance with German Legally Required Accounting Principles.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

Aachen, April 15, 2021

FIDAIX SCHULER & KOLLEGEN GmbH
Wirtschaftsprüfungsgesellschaft
Steuerberatungsgesellschaft

Signed	signed
Dipl.-Kffr. Brigitte Schuler German Public Auditor	Dipl.-Betriebsw. (FH) Roy-Arne Hecht German Public Auditor